UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2013

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	1-15795	84-0957421
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10877 Wilshire Boulevard, Suite 600 Los Angeles, California		90024
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (310) 571-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 3, 2013, Rentech Nitrogen Partners, L.P. (the “Partnership”), a majority owned subsidiary of Rentech, Inc. (the “Company”), announced that it intends to offer $320 million aggregate principal amount of second lien senior secured notes due 2021 (the “Notes”) through a private placement that is exempt from registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes are being offered only to qualified institutional buyers in accordance with Rule 144A under the Securities Act and to persons outside the United States in compliance with Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or in a transaction that is not subject to the registration requirements of the Securities Act or any state securities laws.

This report does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any security, nor will there be any offer, solicitation or sale of the Notes or any other security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

A copy of the press release related to the Notes is incorporated herein by reference as Exhibit 99.1.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

In this report, all statements that are not purely historical facts are forward-looking statements. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “intend,” and similar expressions. Forward-looking statements are based on currently available business, economic, financial and other information and reflect management’s current beliefs, expectations and views with respect to future developments and their potential effects on the Company. Actual results could vary materially depending on risks and uncertainties that may affect the Company and its business. For a discussion of such risks and uncertainties, please refer to the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statement made in this report to reflect subsequent events or circumstances or actual outcomes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit is incorporated by reference into this report solely for purposes of Item 7.01 of this Form 8-K:

Exhibit No.	Description of the Exhibit

Exhibit 99.1	Press Release issued by the Partnership dated April 3, 2013 announcing the Notes offering (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K filed by the Partnership on April 3, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: April 3, 2013	By:	/s/ Dan J. Cohrs
Dan J. Cohrs Executive Vice President and Chief Financial Officer